UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 11, 2010
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Summary information of the Company in connection with the presentation at the Credit Suisse 2010 Healthcare Conference on November 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

November 12, 2010

November 11, 2010
Phoenix, AZ

Credit Suisse 2010
Healthcare Conference

This slide presentation contains forward-looking
statements which are subject to change based
on various important factors, including without
limitation, competitive actions in the marketplace
and adverse actions of governmental and other
third-party payors.
Actual results could differ materially from those
suggested by these forward-looking statements.
Further information on potential factors that
could affect the Company’s financial results is
included in the Company’s Form 10-K for the
year ended December 31, 2009, and
subsequent SEC filings.
Forward Looking Statement

Introduction

Leading National
Lab Provider
• Fastest growing national lab
• $55 billion market
• Clinical, Anatomic and Genomic Testing
• Serving clients in all 50 states and Canada
• Foremost clinical trials testing business

LabCorp
Laboratory Corporation of America

Laboratory Testing

Prevention and Wellness Monitoring	Preliminary Risk Assessment	Diagnosis
Secondary Assessment of Prognosis	Clinical Decision Regarding Treatment Path	Monitoring and Management of Condition

Health Care Continuum

Source: Deloitte (OAML)

Introduction

2009 Projected US Health Care Spend $2.5 Trillion

$ Billions
2,500
2,000
1,500
1,000
500
0
Other
Administration Costs
Lab Testing
Nursing Home and Home Health
Prescription Drugs
Physician Services
Hospital Care
• 2-3% of spend influences 70-80% of physician decisions

Source: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group; and U.S. Department of Commerce, Bureau of Economic Analysis and U.S. Bureau of the Census, and company estimates.

Valuable Service
• Small component of total cost
 influences large percentage
 of clinical decisions
• Screening, early detection,
 and monitoring reduce
 downstream costs
• Companion diagnostics
 improve drug efficacy and
 reduce adverse drug effects

Attractive Market

Relative Number of Lab Tests Per Year
0
2
4
6
8
10
12
14
2005
1997
Under 18 years
18-44 years
45-54 years
55-64 years
65-74 years
75 years and older
Patient Age

Attractive Market

Growth Drivers
• Aging population
• Industry consolidation
• Advances in genomics
• Pharmacogenomics /
 companion diagnostics
• Cost pressures
Source: CDC National Ambulatory Medical Care Survey and Company Estimates

Attractive Market

Opportunity to
Take Share
• Approximately 5,000
 independent labs
• High cost competitors
Source: Washington G-2 Reports and company estimates
$55 Billion US Lab Market
55%
14%
9%
4%
19%
Hospital Affiliated
Quest
LabCorp
Physician Office
Other Independent

LabCorp U.S. Payor Mix
% of revenue, 2009

7.6%
20.2%
3.8%
27.1%
41.3%
Medicare and Medicaid
Managed Care Capitated
Managed Care Fee-for-service
Client (physicians, hospitals, companies, etc)
Patient

Attractive Market
Diversified Payor Mix
• No customer > 9% of revenue
• Limited government exposure

LabCorp U.S. Test Mix
% of revenue, 2009
6.6%
13.7%
15.7%
64.0%
Other Esoteric
Core
All Genomic
Histology

Attractive Market
Diversified Test Mix
• Esoteric 40% of revenue with
 Genzyme Genetics acquisition
• Higher priced business

Genzyme Genetics Acquisition

Acquisition Rationale
• Creates the premier genetics and
 Hematology-Oncology business in the world
• Builds on our strategy of leadership in
 personalized medicine
• Revenue opportunities
 • Selling LabCorp’s test menu to
  Genzyme accounts
 • Selling Genzyme’s test menu to
  LabCorp accounts
 • Genzyme customer access to LabCorp’s
  convenient PSC network
 • Expanded use of genetic counselors
• Cost synergies
 • Logistics
 • Specimen collection
 • G&A

Genzyme Genetics Acquisition
Increasing Importance
of Genetics
• Preconception
• Pre - and post - natal
• Identification of disease carriers
• Identification of disease predisposition
• Diagnosis of genetically caused or
 influenced conditions (e.g., developmental delay)
• Disease prognosis and treatment
 (especially cancer)

Genzyme Genetics Acquisition
Increasing Importance
of Oncology
• More sophisticated methods of cancer
 testing complement traditional biopsies
• Evolution of some types of cancer from
 fatal to chronic disease
• Value of diagnostics for disease prognosis,
 and monitoring of progression
 and recurrence
• Critical role of testing in therapy
 selection

Competitive Position
Scale and Scope
• National infrastructure
• Broad test offering
• Managed care contracts
• Economies of scale

Primary LabCorp Testing Locations*
Esoteric Lab Locations
(CET, CMBP, Dianon, Esoterix, Monogram Biosciences, NGI, OTS, US Labs, Viromed)
Patient Service Centers*

Competitive Position

Managed Care Relationships
• Exclusive national laboratory for UnitedHealthcare
• Sole national strategic partner for WellPoint
• Significant national plans recently renewed or
 extended on a multi-year basis, including
 WellPoint, Cigna and Humana
• Contracted with numerous local and
 regional anchor plans

LabCorp
Laboratory Corporation of America

Partner	Clinical Area
ARCA biopharma	Companion Diagnostics (CVD) (exclusive)
Celera Diagnostics	Breast Cancer
Duke University	Lung Cancer (exclusive)
Exact Sciences	Colon Cancer
Intema Ltd.	Prenatal Testing
Ipsogen	Molecular Diagnostics
Medco Health Solutions	Companion Diagnostics (Research)
OncoMethylome Sciences	Companion Diagnostics (Oncology) (exclusive)
Siemens Health Solutions	Companion Diagnostics (Oncology and CVD)
SmartGene	Bioinformatics Tools
Third Wave Technologies	Companion Diagnostics (CVD)
Vanda Pharmaceuticals	Companion Diagnostics (exclusive)
Veridex	Prostate Cancer
Yale University	Ovarian Cancer (exclusive)

Scientific
Leadership
• Introduction of new tests
• Acquisitions and licensing
• Collaborations with leading
 companies and academic
 institutions
Competitive Position

LabCorp
Laboratory Corporation of America

Protedyne
RADIUS

Competitive Position

Standardized and
Efficient Processes
• Standardized lab and billing
 IT systems
• Automation of pre-analytics
• Capacity rationalization
• Logistics optimization

2010 Priorities

Our Focus
• Profitable revenue growth
• IT and client connectivity
• Continue scientific leadership
• Maintain price
• Control costs

2010 Accomplishments

Our Results
• Profitable revenue growth
 • Empire contract
 • Esoteric growth
 • Acquisitions
• Improved IT and client connectivity
 • LabCorp Beacon
 • Enhanced experience
  for physicians and patients
• Continued scientific leadership
 • Clearstone collaboration
 • IL-28B
 • New Monogram assays
• Maintained price
 • Managed care stability
 • Strong YTD 2010 results
• Controlled costs
 • Gross margin expansion
 • Sysmex project

2010 Accomplishments

Profitable Revenue Growth
• Empire contract
 • In network status as of Aug 1, 2010
 • New York’s largest insurer by membership
• Esoteric revenue growth
 • 6.8% y/y growth YTD 9/30
 • Expansion of Monogram offerings
• Acquisitions
 • Genzyme Genetics
 • Westcliff
 • DCL
• 5.1% y/y total revenue growth YTD 9/30
 • Challenging economic environment
 • Positive volume growth in Q3 2010
 • Positive volume growth in Q1 and Q2
  2010, after adjusting for lost contracts

LabCorp
Laboratory Corporation of America

LabCorp Beacon
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LabCorp

2010 Accomplishments

Improved IT and Client
Connectivity
• LabCorp Beacon: A superior physician
 experience
• Intuitive Orders and Results
 • Unread reports in bold while
 abnormal values are displayed in red
 • Share results via Email, Fax and Print
 • Group patients according to a client’s
 needs
 • Add notes to any report to share
 critical insights

Improved IT and Client Connectivity

Graphs
Patient • Example • 63F • 10/20/1946
Glucose, Serum
Glucose, Serum
Legend
Normal minimum
Normal maximum
Observation result
Results from Grouped Patients
Results from Original Patient
155
146
137
128
119
110
101
92
83
74
65
56
mg/dL
2/7/2008 12:16:00 PM
8/14/2008 6:22:00 PM
8/10/2009 11:06:00 AM
11/19/2009 10:31:00 AM
8/4/2010 12:25:00 PM
Visit
Space points equally
Space points in proportion to time
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2010 Accomplishments

• Powerful Analytics
•Graphical views of a patient over
time
•Generate trends and averages for
large populations

2010 Accomplishments

“K-RAS testing should be routinely conducted in
all colorectal cancer patients immediately after
diagnosis to ensure the best treatment strategies
for the individual Patient”
- Dr. Eric Van Cutsem, presenter at the June 2008 American
Society of Clinical Oncology meeting
FDA recommends genetic screening prior to
treatment with Abacavir
ROCKVILLE, Md -- July 24, 2008 -- The US Food and Drug Administration (FDA) has
issued an alert regarding serious, and sometimes fatal, hypersensitivity reactions (HSRs)
caused by abacavir (Ziagen) therapy in patients with a particular human leukocyte antigen
(HLA) allele, HLA-B* 5701.
Genetic tests for HLA-B*5701 are already available, and all patients should be screened for the HLA-B*5701 allele before starting or restarting treatment with abacavir or abacavir-
containing medications.
“FDA has approved the expanded use of
Selzentry… to include adult patients with CCR5-
tropic HIV-1 virus who are starting treatment for
the first time.”
 - ViiV Healthcare Press Release, November 20th, 2009
Continued Scientific
Leadership
• Clearstone collaboration
 • Global clinical trials capability
 • Presence in China
• Enhanced offerings in companion
 diagnostics and personalized medicine
 • IL-28B
 • K-RAS
 • HLA-B* 5701
 • BRAF Gene Mutation Detection
 • EGFR Mutation Analysis
 • CYP 450 2C19
 • Trofile (CCR5 Trophism)
 • PhenoSense, PhenoSense GT
 • HerMark
• Grew Outcome Improvement Programs
 • Relaunch of CKD program
 • Litholink kidney stone program

LABORATORY CORPORATION OF AMERICA

Selected Financial Data

The selected financial data presented below under the captions "Statement of Operations Data" of and for the five-year period ended December 31, 2009 are derived from consolidated financia which have been audited by an independent registered public accounting firm. This data shoul the accompanying notes, the Company's consolidated financial statements and the related note Discussion and Analysis of Financial Condition and Results of Operations," all included elsewhe

	Year Ended Decembe		
(In millions, except per share amounts)	2009[a]	2008[b]	2007[c]
Statement of Operations Data:			
Net sales	$ 4,694.7	$ 4,505.2	$ 4,068.2
Gross profit	1,970.9	1,873.8	1,691.2
Operating income	935.9	842.9	777.0
Net earnings attributable to			
Laboratory Corporation of America Holdings	543.3	464.5	476.8
Basic earnings per common share	$ 5.06	$ 4.23	$ 4.08

2010 Accomplishments
Maintained Price
• Managed care stability
• Contracted pricing has offset
 1.9% Medicare rate decrease
• Promoted high-value tests
• Other recent benefits
 • Monogram
 • Canadian exchange rate
 • Impact from lost government
  contracts

Controlled Costs
• Y/Y gross margin improvement
• Sysmex contract
 • Fully automated hematology
  operations
 • One of largest lab automation
  projects ever undertaken
• Bad debt reduction of 50bp in
 the first half of 2010
• Continued to optimize supply chain
• Used efficiency gains to improve
 physician and patient experiences
2010 Accomplishments

$3,085
$3,328
$3,591
$4,068
$4,513
$4,695
$2.45
$2.80
$3.30
$4.18
$4.60
$4.89
2004
2005
2006
2007
2008
2009
Revenue ($mil)
EPS
Excellent Performance

Revenue and
EPS Growth
• 5-year revenue CAGR of 9%
• 5-year EPS CAGR of 15%
(1) Excluding the $0.09 per diluted share impact in 2005 of restructuring and other special charges, and a non-recurring investment loss; excluding the $0.06 per diluted share impact in 2006 of restructuring and other special charges; excluding the $0.25 per diluted share impact in 2007 of restructuring and other special charges; excluding the
(2) EPS, as presented, represents adjusted, non-GAAP financial measures. Diluted EPS, as reported in the Company’s Annual Report were: $2.45 in 2004; $2.71 in 2005;
$3.24 in 2006; $3.93 in 2007; $4.16 in 2008; and $4.98 in 2009.
$0.44 per diluted share impact in 2008 of restructuring and other special charges; excluding the ($0.09) per diluted share impact in 2009 of restructuring and other special charges.
Revenue and EPS Growth: 2004 - 2009 (1) (2)

Excellent Performance

Leading Returns
• Leading returns
• Leading EBIT margin
18.2%
20.5%
21.8%
27.6%
27.5%
25.8%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2004
2005
2006
2007
2008
2009
LabCorp ROE 2004
-
2009

$1,000
$800
$600
$400
$200
$-
$538
$443
$574
$481
$632
$516
$710
$567
$781
$624
$862
$748
2004
2005
2006
2007
2008
2009
Operating Cash Flow
Free Cash Flow

Excellent Performance

Cash Flow
• 5-year FCF CAGR of 11%
• Strategic acquisitions
• $2.0 B+ share repurchase
 over last three years
Note: $ in Millions
Note: Free Cash Flow is a non-GAAP metric

$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$2.94
$3.32
$3.83
$4.68
$5.58
$6.85
2004
2005
2006
2007
2008
2009

Excellent Performance

Free Cash Flow Per Share
• 5-year FCF Per Share CAGR of 18%
• FCF Yield has ranged from
 8.4% to 10.4% in 2010
Note: Free Cash Flow Per Share and Free Cash Flow Yield are non-GAAP metrics
 FCF Yield range noted above was calculated using trailing twelve month Free Cash Flow, weighted average diluted share counts and closing stock prices during 2010

Third Quarter and YTD 2010 Results

	Three Months Ended Sep 30,				Nine Months Ended Sep 30,
	2010	2009	+/(-)		2010	2009	+/(-)
Revenue (1)	$1,276.5	$1,185.1	7.7%		$3,708.5	$3,529.7	5.1%
Adjusted Operating Income	$250.1	$237.6	5.3%		$764.2	$733.0	4.3%
Adjusted Operating Income Margin	19.6%	20.0%	-40	bp	20.6%	20.8%	-20	bp
Adjusted EPS (1)	$1.47	$1.22	20.5%		$2.76	$2.51	10.0%

Operating Cash Flow	$176.2	$246.4	-28.5%		$624.4	$637.7	-2.1%
Less: Capital Expenditures	($34.3)	($22.7)	51.1%		($93.3)	($77.1)	21.0%
Free Cash Flow	$141.9	$223.7	-36.6%		$531.1	$560.6	-5.3%

(1) During the first quarter of 2010 inclement weather reduced revenue by an estimated $23 million and EPS by approximately eight cents

LabCorp
Laboratory Corporation of America

Laboratory Testing
Prevention and Wellness Monitoring
Preliminary Risk Assessment
Diagnosis
Secondary Assessment of Prognosis
Clinical Decision Regarding Treatment Path
Monitoring and Management of Condition
Health Care Continuum

Source: Deloitte (OAML)

Key Points
• Critical position in health care delivery system
• Attractive market
• Strong competitive position - well positioned to gain share
• Leadership in personalized medicine
• Excellent cash flow
• Strong balance sheet
Conclusion

Reconciliation of Non-GAAP Financial Measures

Reconciliation of non-GAAP Financial Measures
(In millions, except per share data)

	Three Months Ended Sep 30,		Nine Months Ended Sep 30,
Adjusted Operating Income	2010	2009	2010	2009
Operating income	$235.3	$234.9	$740.0	$720.1
Restructuring and other special charges (1) (2)	$14.8	$2.7	$24.2	$12.9
Adjusted operating income	$250.1	$237.6	$764.2	$733.0

Adjusted EPS
Diluted earnings per common share	$1.34	$1.21	$4.05	$3.67
Impact of restructuring and other special charges (1) (2)	$0.13	$0.01	$0.18	$0.07
Adjusted EPS	$1.47	$1.22	$4.23	$3.74

1) During the third quarter of 2010, the Company recorded restructuring and other special charges of $21.8 million, consisting of $10.9 million in professional fees and expenses associated with recent acquisitions; $7.0 million in bridge financing fees associated with the signing of an asset purchase agreement for Genzyme Genetics; and $3.9 million in severance related liabilities associated with workforce reduction initiatives. The after tax impact of these charges decreased net earnings for the three months ended September 30, 2010, by $13.4 million and diluted earnings per share by $0.13 ($13.4 million divided by 104.1 million shares).

During the first quarter of 2010, the Company recorded net charges of $9.3 million relating to severance payments and the closing of redundant and underutilized facilities as well as the write-off of development costs incurred on systems abandoned during the quarter.

The after tax impact of these combined charges decreased net earnings for the nine months ended September 30, 2010, by $19.1 million and diluted earnings per share by $0.18 ($19.1 million divided by 105.4 million shares).

2) During the third quarter of 2009, the Company recorded a charge of approximately $2.7 million representing fees and expenses associated with its acquisition of Monogram Biosciences. The after tax impact of this charge reduced net earnings for the three months ended
September 30, 2009, by $1.6 million and diluted earnings per share by $0.01 ($1.6 million divided by 108.8 million shares).

During the second quarter of 2009, the Company recorded net charges of approximately $10.2 million ($6.1 million after tax) related to actions directed at reducing the Company’s redundant and underutilized facilities along with the related work force.

The after tax impact of these combined charges reduced net earnings for the nine months ended September 30, 2009, by $7.7 million and diluted earnings per share by $0.07 for the nine months ended September 30, 2009 ($7.7 million divided by 109.1).

Supplemental Financial Information

Laboratory Corporation of America
Other Financial Information
FY 2009 and Q1/Q2 2010
($ in millions)

	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10

Bad debt as a percentage of sales	5.30%	5.30%	5.30%	5.30%	5.05%	4.80%	4.80%
Days sales outstanding	52	50	48	44	46	45	44
A/R coverage (Allow. for Doubtful Accts. / A/R)	19.5%	20.6%	21.9%	23.2%	21.7%	20.7%	20.4%

©2010 LabCorp. All rights reserved. 8026-0210